SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 JUNE 20, 2001
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                                (Date of Report)


                                 JUNE 12, 2001
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                       (Date of Earliest Event Reported)


                             POLAROID CORPORATION
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               (Exact name of registrant as specified in its charter)


          Delaware                 1-4085              04-1734655
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(State or other jurisdiction (Commission File             (I.R.S. Employer
 of incorporation or               Number)               Identification No.)
 organization)


             784 Memorial Drive, Cambridge, Massachusetts 02139
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            (Address of principal executive offices) (Zip Code)


                                 781-386-2000
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            (Registrant's telephone number, including area code)






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ITEM 5.  OTHER EVENTS

         On June 12, 2001, the Board of Directors of Polaroid Corporation (the "Company") approved an amendment to its Rights Agreement, dated as of July 1, 2000 with Fleet National Bank, as Rights Agent (the "Rights Agreement"). The amendment to the Rights Agreement extended the expiration date of the Rights from July 1, 2001 until July 1, 2003. All other terms and provisions of the Rights Agreement remain the same. The amendment to the Rights Agreement is set forth in an Amended and Restated Rights Agreement, dated as July 1, 2001 (the "Amended and Restated Rights Agreement").


ITEM 7(c).  EXHIBITS

1. Amended and Restated Rights Agreement dated as of July 1, 2001 between Polaroid Corporation and Fleet National Bank, as Rights Agent, with the form of Certificate of Designation attached as Exhibit A thereto, the form of Right Certificate attached as Exhibit B thereto, and the Summary of Rights to Purchase Shares attached as Exhibit C thereto (all incorporated by reference to the Form 8A/A filed by Polaroid Corporation on June 20, 2001).


                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             POLAROID CORPORATION
                                                 (Registrant)


                                             By: /s/ LOUISE L. CAVANAUGH
                                                 -----------------------------
                                                 Louise L. Cavanaugh
                                                 Senior Corporate Attorney and
                                                 Assistant Secretary

                                             Dated:  June 20, 2001